REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 31, 1999 among PARLUX FRAGRANCES, INC., a Delaware corporation (the "Purchaser") and PERFUMANIA, INC., a Florida corporation (the "Company").

         WHEREAS, Purchaser and the Company are parties to a Stock Purchase Agreement, dated as of August 31, 1999 pursuant to which the Purchaser has agreed to purchase 1,512,406 shares of Common Stock of the Company (the "Stock") and

         WHEREAS, as condition to such purchase, the Company has agreed to grant to the Purchaser certain registration rights with respect to the Stock.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.  Demand Registrations.
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         (a) Requests for Registration. At any time from and after February 29,
2000 the Purchaser may request registration under the Securities Act of all of the Stock under the registration requirements of the Securities Act. The registration requested pursuant to this paragraph 1(a) is referred to herein as "Demand Registration." Such registration may be effected using any form that is available to the Company for the purpose of effecting the Demand Registration. The request for a Demand Registration shall specify the approximate number of shares of the Stock requested to be registered and the requested per share price range, if any, for such offering. Notwithstanding any registration request pursuant to this Section 1(a), the Board of Directors of the Company can choose to delay any registration in good faith for a period of sixty days. The Company can only delay registration for one sixty day period.

         (b) Long-Form Registration. The Purchaser will be entitled to request one Demand Registration, in which the Company will pay all Registration Expenses (as hereinafter defined) until all of the Stock has been distributed provided that the Demand Registration requested was with respect to all of the Stock. The Purchaser's demand registration right hereunder shall not be satisfied until one or more registration statements under the Securities Act shall have been declared effective with respect to all of the Stock and the requirements of
Section 3 hereof shall have been satisfied.

         (c) Selection of Underwriters. The Purchaser will have the right to

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select the investment banker(s) and manager(s) to administer any future offering of the Stock.

         2.  Holdback Agreements.

         (a) The Purchaser agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration in which the Stock is included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its common stock (other than the Purchaser), or any securities convertible into or exchangeable or exercisable for common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         3. Registration Procedures. Whenever the Purchaser has requested that any Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of the Stock in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to the Stock and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Purchaser copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel);

         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

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         (c) furnish to each seller and each underwriter of the Stock such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Stock owned by such seller or to be disposed of by such underwriter;

         (d) use its best efforts to register or qualify the Stock under blue sky laws of such jurisdictions the Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Stock; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) notify the Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all the Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all the Stock covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for the Stock and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to the Stock with the NASD;

         (g) provide a transfer agent and registrar for all the Stock not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Purchaser may reasonably request in order to expedite or facilitate the disposition of the Stock;

         (i) make available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit the Purchaser when, in its judgment, it might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Purchaser and its counsel should be included;

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

         (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Purchaser, may reasonably request;

         (n) obtain an opinion of counsel from the Company's independent counsel in customary form and covering such matters, such as effectiveness of registration statement, of the type customarily covered by an issuer's counsel opinion.

          4.  Registration Expenses.
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         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

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         (b) In connection with the Demand Registration, the Company will reimburse the Purchaser for the reasonable fees and disbursements of one counsel chosen by the Purchaser.

         5.  Indemnification.

         (a) The Company agrees to indemnify, to the extent permitted by law, the Purchaser, its officers and directors against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Purchaser expressly for use therein or by the Purchaser's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Purchaser.

         (b) In connection with any registration statement in which the Purchaser is participating, the Purchaser will furnish to the Company in writing such powers of attorney, custody agreements and letters of direction and other information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will only have to indemnify the Company, its directors and officers against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be limited to the net amount of proceeds received by the Purchaser from the sale of the Stock pursuant to such registration statement.

         (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). An indemnifying party who is not

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entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities described herein. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         6. Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Purchaser=s intended method of distribution.

         7.  Miscellaneous.

         (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Purchaser in this Agreement.

         (b) Adjustments Affecting the Stock. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially adversely affect the ability of the Purchaser to include the Stock in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of the Stock in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (c) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

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         (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Purchaser.

         (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser are also for the benefit of, and enforceable by, any subsequent holder of the Stock.

         (f) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         IN WITNESS WHEREOF the parties hereto have or have caused this Agreement to be duly executed as of the date first above written.


                                           PERFUMANIA, INC.


                                           By: /s/ Jerome Falic
                                              -------------------------
                                              Name:  Jerome Falic
                                              Title: President


                                           PARLUX FRAGRANCES, INC.


                                           By: /s/ Frank A. Buttacavoli
                                              ----------------------------
                                              Name:  Frank A. Buttacavoli
                                              Title: Executive VP and CFO

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